Exhibit 10.38

COLLATERAL ASSIGNMENT OF TIMESHARE PROJECT PROCEEDS

COLLATERAL ASSIGNMENT OF TIMESHARE PROJECT PROCEEDS, dated as of November 30, 2006 (this “Assignment”), made by PH FEE OWNER LLC, a Delaware limited liability company (“Fee Owner”), and OPBIZ, L.L.C., a Nevada limited liability company (“OpBiz”) and TSP OWNER LLC a Delaware limited liability company (“TSP Owner” and, together with Fee Owner, individually or collectively as the context indicates, “Assignor”), each having its principal place of business at 3667 Las Vegas Boulevard South, Las Vegas, Nevada 89109, in favor of COLUMN FINANCIAL, INC., a Delaware corporation having an address at 11 Madison Avenue, New York, New York 10010 (together with its successors and/or assigns, “Assignee”).  Capitalized terms used but not defined herein shall have the meanings assigned such terms in that certain Loan Agreement, dated as of the date hereof, between Fee Owner and OpBiz (collectively, “Borrower”), collectively, as borrower, and Assignee, as lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

1.             Assignment.  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, Assignor hereby assigns, grants, delivers and transfers to Assignee, as additional security for the full and timely repayment of the Loan made pursuant to the Loan Agreement and timely performance of all obligations of Borrower under the Loan Documents, all of Assignor’s right, title and interest, whether now owned or hereafter acquired, now existing or hereafter arising, in and to any and all Timeshare Project Proceeds (such right, title and interest being collectively referred to herein as the “Collateral”).  The assignment hereunder of the Collateral is intended, to the fullest extent permitted by law, to be an absolute assignment from Assignor to the Assignee and not merely the passing of a security interest.  As used herein, “Collateral Agreement(s)” shall mean any documents, now or hereafter existing, pursuant to which Assignee is entitled to receive Timeshare Project Proceeds.

2.             Loan Documents.  TSP Owner  hereby approves of the Loan Documents and the terms thereof, and covenants and agrees to be bound and to abide by the terms thereof governing the Timeshare Project, the Timeshare Project Property and the Timeshare Project Proceeds, including without limitation, Section 5.2.11 of the Loan Agreement.

3.             Defense of Claims.  TSP Owner covenants and agrees to appear in and defend, at Assignor’s sole cost and expense, any action or proceeding arising under, growing out of or in any manner connected with the Collateral or the obligations, duties or liabilities of Assignor under the Collateral Agreements, and to pay all reasonable costs and expenses of Assignee, including, without limitation, reasonable attorneys’ fees and costs and expenses, in any such action or proceeding in which Assignee may appear.

4.             Remedies.  Should Assignor fail to make any payment or to do any act required of Assignor pursuant to this Assignment and such failure shall continue beyond any applicable notice and cure period, then, Assignee (or its designee or nominee) may (but without obligation to do so and without releasing Assignor or any other Person from any obligation under the Collateral Agreements or this Assignment) make or do the same, after giving notice to Assignor of its intention to so make or do, in such manner and to such extent as Assignee (or its designee or nominee) may deem necessary to protect the security hereof and thereof, including specifically, without limiting the generality of the foregoing, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee and also the right to perform and discharge each and every obligation, covenant and agreement of Assignor in respect of the Collateral, and in exercising any such powers to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys’ fees and costs and expenses.  Any curing by Assignee of Assignor’s default in respect of the Collateral shall not be construed as an assumption by Assignee of any or all obligations, covenants and agreements of Assignor relating to the Collateral, as the case may be.  Assignee (or its designee or nominee) may exercise all rights and remedies contained herein and in the Loan Documents and without regard for the adequacy of security for the obligations of Borrower hereby secured, either in person or by agent with or without bringing any action or proceeding and exercise all rights in respect of the Collateral and do any acts that Assignee (or its designee or nominee) deems proper to protect the security hereof, and upon the occurrence of such event Assignor shall not exercise any further rights in respect of the Collateral to the extent such exercise would in any way interfere with, diminish, frustrate or inhibit (i) any exercise of Assignee of its remedies in connection with the Collateral, (ii) any right of Assignee with respect to the Collateral, (iii) the value of the Collateral or (iv) otherwise adversely affect the Collateral or the purposes of this Agreement.  No commission of any act authorized by this Section 6 shall be deemed to cure or waive any default, or to waive, modify or affect any notice of an Event of Default, under the Loan Agreement, or to invalidate any act done pursuant to such notice.  Assignee shall not by any act (except by a written instrument), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of Assignee any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Assignee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Assignee otherwise has on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singularly or concurrently, and are not exclusive of any rights or remedies provided by law.

5.             Performance of Assignor’s Obligations.  Assignor shall pay immediately upon demand all reasonable sums expended by Assignee under the authority hereof together with interest thereon at the Default Rate and such payment obligation shall be secured hereby.

6.             Representations and Warranties.  Assignor represents and warrants that:

(a)           Assignor will benefit from Assignee’s making the Loan to Borrower.

(b)           a true and correct copy of each Collateral Agreement in effect on the date hereof has been delivered to Assignee and, none of the foregoing has been amended, modified or otherwise changed in any material respect and all of the foregoing are in full force and effect;

(c)           it has the full power, right and authority to assign its interest in the Collateral;

(d)           it has not transferred, assigned, granted a security interest in or otherwise encumbered its interest in and to the Collateral other than in favor of Assignee;

(e)           no security agreement, financing statement or other document is on file or of record in any public office with respect to the Collateral, other than in favor of Assignee; and

(f)            it has not performed any act or executed any instrument that might prevent Assignee from operating under any of the terms and conditions hereof, or that would limit Assignee in such operation.

7.             Counterparty Cooperation.  Assignor shall immediately notify the Counterparties of this Assignment and authorize and direct the Counterparties to, unless directed otherwise by Assignee, pay all Timeshare Project Proceeds directly to Assignee in accordance with the instructions set forth on Schedule-1.

8.             No Obligation of Assignee.  Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability of Assignor under the Collateral Agreements or otherwise in respect of the Collateral by reason of this Assignment.  Should Assignee incur any loss, cost, claim, demand, expense, liability or damage under the Collateral Agreements or otherwise in connection with the Collateral, or by reason of this Assignment, or in the defense against any such claims or demands, the amount thereof, including reasonable costs and expenses and reasonable attorneys’ fees, together with interest thereon at the Default Rate, shall be secured hereby and Assignor shall reimburse Assignee therefor immediately upon demand.

9.             Release.  Upon the payment in full of the Debt and performance in full of all of Borrower’s obligations under the other Loan Documents, this Assignment shall become and be void and of no effect and, upon request, at Assignor’s sole cost and expense, Assignee will confirm such termination in writing or deliver an assignment in lieu of termination.

10.           Power of Attorney.  Assignor hereby irrevocably constitutes and appoints Assignee as its attorney-in-fact, which power is coupled with an interest, and is deemed to be non-cancelable, with full power of substitution, to, in Assignee’s own name and capacity, or in the name and capacity of Assignor, but only for so long as an Event of Default has occurred and is continuing, take any action and to execute any instrument which Assignee may deem reasonably necessary or advisable to accomplish the purposes of this Assignment, including, without limitation, to (a) receive, indorse and collect all instruments made payable to Assignor representing any interest payment, dividend, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, (b) demand, receive and enforce all rights of Assignor under the Agreements (c) modify, supplement and terminate the Collateral Agreements, in such manner as Assignee shall elect (except to the extent such modification or supplementation would materially increase the obligations of Assignor thereunder), (d) give appropriate releases, receipts for or on behalf of Assignor in connection with the Collateral Agreements, and (e) file, pursue, receive payment and acquittances for or otherwise compromise each and every claim Assignor has or may have against a Counterparty for payment or otherwise under Collateral Agreements, all in the name, place and stead of Assignor or in Assignee’s name, with the same force and effect as Assignor could have if this Assignment had not been made. Assignor authorizes any Person to rely exclusively on the certificate of an officer of Assignee or its successor with respect to any matters set forth therein and hereby waives and releases any claim Assignor may have against such Person for its reliance. Assignor hereby agrees to deliver to Assignee, immediately upon Assignee’s written demand, all instruments and documents as Assignee may reasonably require in order to permit and evidence Assignee’s succession to the right, title and interest of Assignor in and to the Collateral as provided herein (which succession shall only be effective for so long as an Event of Default has occurred and is continuing). Assignor acknowledges and agrees that the power of attorney herein granted is coupled with an interest and is irrevocable.

11.           Trial By Jury Waived.  ASSIGNEE AND ASSIGNOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ASSIGNEE OR ASSIGNOR IN CONNECTION HEREWITH OR THEREWITH. ASSIGNOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF TJIS ASSIGNMENT) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ASSIGNEE ENTERING INTO THIS ASSIGNMENT AND EACH OTHER LOAN DOCUMENT.

12.           CONSENT TO JURISDICTION.  ANY LEGAL SUIT, ACTION OR PROCEEDING. AGAINST (I) ANY PARTY COMPRISING ASSIGNOR OR (II) ASSIGNEE ARISING OUT OF OR RELATING TO THIS ASSIGNMENT MAY AT ASSIGNEE’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND ASSIGNOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND ASSIGNOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  EACH PARTY COMPRISING ASSIGNOR DOES HEREBY DESIGNATE AND APPOINT:

National Registered Agents, Inc.
875 Avenue of the American
Suite 501
New York, New York 10001

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND NOTICE OF SAID SERVICE MAILED OR DELIVERED TO ASSIGNOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT

EFFECTIVE SERVICE OF PROCESS UPON ASSIGNOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  EACH PARTY COMPRISING ASSIGNOR (I) SHALL GIVE PROMPT NOTICE TO ASSIGNEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

13.           Governing Law, Entire Agreement, etc.  THIS ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF ANY SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS ASSIGNMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

14.           Further Assurances.  Assignor agrees to execute and deliver, in recordable form if necessary, any and all documents and instruments requested by the assignee to give effect to the terms and provisions of this Assignment.

15.           Severability.  Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Assignment or affecting the validity or enforceability of such provision in any other jurisdiction.

16.           Execution in Counterparts, Effectiveness, etc.  This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.

17.           Notices.  All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if (i) hand delivered, (ii) sent by certified or registered United States mail, postage prepaid, return receipt requested, (iii) sent by expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (iv) sent by facsimile (with answer back acknowledged), in each case addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a notice to the other parties hereto in the manner provided for in this Section 19):

If to Assignee:                                                                 Column Financial, Inc.
11 Madison Avenue, 9th Floor
New York, New York 10010
Attention:  Michael May - Director
Facsimile No.:  (212) 352-8106

with a copy to:                                                                 Column Financial, Inc.
One Madison Avenue
New York, New York 10010
Legal and Compliance Department
Attention:  Casey McCutcheon, Esq.
Facsimile No.:  (917) 326-8433

and a copy to:                                                                    Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention:  Jonathan L. Mechanic, Esq.
Facsimile No.:  (212) 859-4000

If to any Assignor:                                           c/o OpBiz, L.L.C.
3667 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention:  Mark Helm, Esq.
Facsimile No.:  (702) 785-5936

With a copy to:                                                             Greenberg Traurig LLP
200 Park Avenue
New York, New York 10166
Attention:  Joseph F. Kishel, Esq.
Facsimile No.:  (212) 805-9238

A notice shall be deemed to have been given, (i) in the case of hand delivery, at the time of delivery, (ii) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day,  (iii) in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day, or (iv) in the case of facsimile, upon sender’s receipt of a machine generated confirmation of successful transmission after advice by telephone to recipient that a facsimile notice is forthcoming.

18.           Modification.  This Assignment may not be modified, amended or terminated except by a written agreement executed by all of the parties hereto.

19.           Successors and Assigns.  This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

20.           Assignability.  Assignee shall have the right to assign this Assignment and the obligations hereunder only in connection with the assignment of the Loan.  The parties hereto acknowledge that following the execution and delivery of this Assignment, Assignee may sell, transfer and assign this Assignment, the Loan and the other Loan Documents.  All references to “Assignee” hereunder shall be deemed to include the assigns of Assignee and the parties hereto acknowledge that actions taken by Assignee hereunder may be taken by Assignee’s agents and by the agents of the assigns of Assignee.

23.           Secondary Market Transactions.  TSP Owner hereby covenants and agrees to be bound and to abide by the terms of Section 9.1 and 9.2 of the Loan Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment on the day and year first written above.

ASSIGNOR:

OPBIZ, L.L.C., a Nevada limited liability company

By:
Name:
Title:

FEE OWNER:

PH FEE OWNER LLC, a Delaware limited liability company

By:
Name:
Title:

TSP OWNER:

TSP OWNER LLC, a Delaware limited liability company

By:
Name:
Title:

Schedule-1

Bank Name: KeyBank, N.A.
ABA Number: 021-300-077
Account Name: PH Fee Owner LLC and OpBiz, L.L.C. Cash Management Account, f/b/o
Column Financial Inc., and its successors and assigns, as secured party
Account Number: 327825049676

Note: For deposit in Timeshare Project Proceeds Account

ASSIGNEE:

COLUMN FINANCIAL, INC.,
a Delaware corporation

By:
Name:
Title: